Form 205—General Information
(Certificate of Formation—Limited Liability Company)

The attached form is designed to meet minimal statutory filing requirements pursuant to the relevant code provisions. *This form and the information provided are not substitutes for the advice and services of an attorney and tax specialist.*

Commentary

The limited liability company (hereinafter LLC) is neither a corporation nor a partnership; rather, it is a distinct type of entity. An LLC is governed by title 3, chapter 101 of the Texas Business Organizations Code (BOC). Title 1, chapter 3, subchapter A of the BOC governs the formation of an LLC and sets forth the provisions required or permitted to be contained in the certificate of formation.

The owners of an LLC are called "*members*." An LLC may have one or more members. Members may be individuals, partnerships, corporations, and any other type of legal entity.

Taxes: LLCs are subject to a state franchise tax. Contact the Texas Comptroller of Public Accounts, Tax Assistance Section, Austin, Texas, 78774-0100, (512) 463-4600 or (800) 252-1381 for franchise tax information. For information relating to federal employer identification numbers, federal income tax filing requirements, tax publications, and forms call (800) 829-3676 or visit the Internal Revenue Service web site at *www.irs.gov*.

Instructions for Form

- **Article 1—Entity Name and Type:** Provide a company name and organizational designation. Under section 5.053 of the BOC, if the name chosen is the same as, deceptively similar to, or similar to the name of any existing domestic or foreign filing entity, or any name reservation or registration filed with the secretary of state, the document cannot be filed. The administrative rules adopted for determining entity name availability (Texas Administrative Code, title 1, part 4, chapter 79, subchapter C) may be viewed at *www.sos.state.tx.us/tac/index.shtml*. If you wish the secretary of state to provide a preliminary determination on name availability, you may call (512) 463-5555, dial 7-1-1 for relay services, or e-mail your name inquiry to *corpinfo@sos.state.tx.us*. A final determination cannot be made until the document is received and processed by the secretary of state. Do not make financial expenditures or execute documents based on a preliminary clearance. Also note that the preclearance of a name or the issuance of a certificate of formation under a name does not authorize the use of a name in violation of another person's rights to the name.

- **Article 2—Registered Agent and Registered Office:** The registered agent can be either (option A) a domestic entity or a foreign entity that is registered to do business in Texas or (option B) an individual resident of the state. The limited liability company cannot act as its own registered agent; do not enter the limited liability company name as the name of the registered agent.

  Consent: Effective January 1, 2010, a person designated as the registered agent of an entity must have consented, either in a written or electronic form, to serve as the registered agent of the entity. Although consent is required, a copy of the person's written or electronic consent need not be submitted with the certificate of formation. *The liabilities and penalties imposed by sections 4.007 and 4.008 of the BOC apply with respect to a false statement in a filing instrument that names a person as the registered agent of an entity without that person's consent.* (BOC § 5.207)

Office Address Requirements: The registered office address must be located at a street address where service of process may be personally served on the entity's registered agent during normal business hours. Although the registered office is not required to be the entity's principal place of business, the registered office may not be solely a mailbox service or telephone answering service (BOC § 5.201).

- **Article 3—Governing Authority:** The certificate of formation must state whether the LLC will or will not have managers. If the LLC will have managers, select option A and provide the name and address of each initial manager in the space provided. If the LLC will not have managers, select option B and provide the name and address of each initial member of the LLC in the space provided. <u>A minimum of one person is required</u>.

  If the governing person is an individual, set forth the name of the individual in the format specified. Do not use prefixes (e.g., Mr., Mrs., Ms.). Use the suffix box only for titles of lineage (e.g., Jr., Sr., III) and not for other suffixes or titles (e.g., M.D., Ph.D.). If the governing person is an organization, set forth the legal name of the organization. For each governing person, only one name should be entered. Do not include both the name of an individual and the name of an organization. An address is always required for each governing person.

Please note that a document on file with the secretary of state is a public record that is subject to public access and disclosure. When providing address information for a manager or member, use a business or post office box address rather than a residence address if privacy concerns are an issue.

- **Article 4—Purpose:** An LLC may be formed for any lawful purpose or purposes not expressly prohibited under chapter 2 of title 1 or title 3 of the BOC. This form provides for the creation of an LLC with a general purpose. Please note that while the BOC allows a general purpose, other laws, including the Internal Revenue Code, may require that the certificate of formation include more specific purposes or language as a basis for granting a license or tax-exempt or tax-deductible status. The additional space provided in the "Supplemental Provisions/Information" section may be used to set forth a more specific purpose or purposes.

  <u>This form cannot be used to engage in a licensed activity when such license cannot be issued to the LLC</u>. To form a professional limited liability to provide a professional service use Form 206.

- **Supplemental Provisions/Information:** Additional space has been provided for additional text to an article within this form or to provide for additional articles to contain optional provisions.

  Duration: Pursuant to section 3.003 of the BOC, a Texas LLC exists perpetually unless provided otherwise in the certificate of formation. If formation of an LLC with a stated period of duration is desired, use the "Supplemental Provisions/Information" section of this form to provide for a limited duration.

- **Organizer:** Only one organizer is required for the formation of an LLC. An organizer may be any person having the capacity to contract for the person or for another; that is, a natural person 18 years of age or older, or a corporation or other legal entity. There are no residency requirements for an organizer.

- **Effectiveness of Filing:** A certificate of formation becomes effective when filed by the secretary of state (option A). However, pursuant to sections 4.052 and 4.053 of the BOC the effectiveness of the instrument may be delayed to a date not more than ninety (90) days from the date the instrument is

signed (option B). The effectiveness of the instrument also may be delayed on the occurrence of a future event or fact, other than the passage of time (option C). If option C is selected, you must state the manner in which the event or fact will cause the instrument to take effect and the date of the 90th day after the date the instrument is signed. In order for the certificate to take effect under option C, the entity must, within ninety (90) days of the filing of the certificate, file a statement with the secretary of state regarding the event or fact pursuant to section 4.055 of the BOC.

On the filing of a document with a delayed effective date or condition, the computer records of the secretary of state will be changed to show the filing of the document, the date of the filing, and the future date on which the document will be effective or evidence that the effectiveness was conditioned on the occurrence of a future event or fact. In addition, at the time of such filing, the status of the entity will be shown as "in existence" on the records of the secretary of state.

- **Execution:** The organizer must sign the certificate of formation, but it does not need to be notarized. However, before signing, please read the statements on this form carefully. The designation or appointment of a person as registered agent by an organizer is an affirmation that the person named in the certificate of formation has consented to serve in that capacity. (BOC § 5.2011, effective January 1, 2010)

  A person commits an offense under section 4.008 of the BOC if the person signs or directs the filing of a filing instrument the person knows is materially false with the intent that the instrument be delivered to the secretary of state for filing. The offense is a Class A misdemeanor unless the person's intent is to harm or defraud another, in which case the offense is a state jail felony.

- **Payment and Delivery Instructions:** The filing fee for a certificate of formation for an LLC is **$300**. Fees may be paid by personal checks, money orders, LegalEase debit cards, or MasterCard, Visa, and Discover credit cards. Checks or money orders must be payable through a U.S. bank or financial institution and made payable to the secretary of state. Fees paid by credit card are subject to a statutorily authorized convenience fee of 2.7 percent of the total fees.

  Submit the completed form in duplicate along with the filing fee. The form may be mailed to P.O. Box 13697, Austin, Texas 78711-3697; faxed to (512) 463-5709; or delivered to the James Earl Rudder Office Building, 1019 Brazos, Austin, Texas 78701. If a document is transmitted by fax, credit card information must accompany the transmission (Form 807). On filing the document, the secretary of state will return the appropriate evidence of filing to the submitter together with a file-stamped copy of the document, if a duplicate copy was provided as instructed.

- **FYI:** An LLC is required to maintain a registered agent and a registered office address in Texas. If the registered agent or registered office address changes, it is important to file a statement with the secretary of state to effect a change to the certificate of formation. Failure to maintain a registered agent and registered office may result in the involuntary termination of the LLC.

Revised 12/09

Form 205 **(Revised 12/09)** Submit in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512 463-5709 **Filing Fee: $300**	**Certificate of Formation** **Limited Liability Company**

This space reserved for office use.

Article 1 – Entity Name and Type

The filing entity being formed is a limited liability company. The name of the entity is:

GLOBAL EARTH NATURAL RESOURCES, L.L.C.

The name must contain the words "limited liability company," "limited company," or an abbreviation of one of these phrases.

Article 2 – Registered Agent and Registered Office

(See instructions. Select and complete either A or B and complete C.)

☐ A. The initial registered agent is an organization (cannot be entity named above) by the name of:

OR

☒ B. The initial registered agent is an individual resident of the state whose name is set forth below:

First Name	M.I.	Last Name	Suffix
Norman	T.	Reynolds	

C. The business address of the registered agent and the registered office address is:

Street Address	City	State	Zip Code
3262 Westheimer Road	Houston	TX	77098

Article 3—Governing Authority

(Select and complete either A or B and provide the name and address of each governing person.)

☒ A. The limited liability company will have managers. The name and address of each initial manager are set forth below.

☐ B. The limited liability company will not have managers. The company will be governed by its members, and the name and address of each initial member are set forth below.

NAME AND ADDRESS OF GOVERNING PERSON (Enter the name of either an individual or an organization, but not both.)

IF INDIVIDUAL

First Name	M.I.	Last Name	Suffix
Sydney	A.	Harland	

OR

IF ORGANIZATION

Organization Name

Street or Mailing Address	City	State	Country	Zip Code
1213 Culberth Drive	Wilmington	NC	US	28405

NAME AND ADDRESS OF GOVERNING PERSON (Enter the name of either an individual or an organization, but not both.)					
IF INDIVIDUAL					
Brad		Lamar			
First Name	*M.I.*	*Last Name*			*Suffix*
OR					
IF ORGANIZATION					
Organization Name					
3327 W. Wadley, Suite 3-317		Midland	TX	US	79707
Street or Mailing Address		*City*	*State*	*Country*	*Zip Code*

NAME AND ADDRESS OF GOVERNING PERSON (Enter the name of either an individual or an organization, but not both.)					
IF INDIVIDUAL					
ANDREW	L.	MADENBERG			
First Name	*M.I.*	*Last Name*			*Suffix*
OR					
IF ORGANIZATION					
Organization Name					
4709 Golf Rd. Suite 425		Skokie	IL	US	60076
Street or Mailing Address		*City*	*State*	*Country*	*Zip Code*

Article 4 – Purpose

The purpose for which the company is formed is for the transaction of any and all lawful purposes for which a limited liability company may be organized under the Texas Business Organizations Code.

Supplemental Provisions/Information

Text Area: [The attached addendum, if any, is incorporated herein by reference.]

Organizer

The name and address of the organizer:

Norman T. Reynolds
Name

3262 Westheimer Road, Suite 234	Houston	TX	77098
Street or Mailing Address	*City*	*State*	*Zip Code*

Effectiveness of Filing (Select either A, B, or C.)

A. ☒ This document becomes effective when the document is filed by the secretary of state.

B. ☐ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is: ____________________

C. ☐ This document takes effect upon the occurrence of the future event or fact, other than the passage of time. The 90th day after the date of signing is: ____________________

The following event or fact will cause the document to take effect in the manner described below:

Execution

The undersigned affirms that the person designated as registered agent has consented to the appointment. The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized to execute the filing instrument.

Date: May 23, 2011

____
Signature of organizer

Norman T. Reynolds
Printed or typed name of organizer